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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   February 23, 2006
                                                     ---------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                 0-23494                               35-1778566
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        (Commission File Number)            (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                 46168
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(Address of Principal Executive Offices)               (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On February 23, 2006, Brightpoint Holdings B.V. ("Brightpoint Holdings"), a subsidiary of Brightpoint, Inc. (the "Registrant") acquired all of the outstanding shares of Persequor Limited ("Persequor") effective as of January 1, 2006 for approximately $1.0 million. Previously, Persequor provided management services to Brightpoint Asia Limited ("Brightpoint Asia") and Brightpoint India Pvt. Limited ("Brightpoint India") and held a 15% partnership interest in Brightpoint India. In connection with the acquisition, the management services agreements with Persequor have been terminated and Brightpoint Holdings obtained ownership of Persequor's 15% interest in Brightpoint India. As a result of the acquisition of Persequor and the termination of the Management Services Agreements, the sales and marketing efforts for Brightpoint Asia and Brightpoint India, which were previously outsourced to Persequor, will now be handled internally. The shareholders agreement among Brightpoint India, Brightpoint Holdings and Persequor dated November 1, 2003 was also terminated in connection with the acquisition by Brightpoint Holdings of Persequor. Immediately prior to the acquisition, Persequor was controlled by John Alexander Du Plessis Currie ("Currie"), the former Managing Director of Brightpoint's operations in the Middle East.

Brightpoint Asia has entered into an employment agreement with Currie, pursuant to which Currie will become the President - Emerging Markets. As a material inducement to Currie's employment with Brightpoint Asia, the Registrant awarded Currie 100,000 shares of its unregistered common stock which vest as to 1/8th of the shares on each of the first eight anniversaries of the date of grant, subject to the terms and conditions of a restricted stock agreement between the Registrant and Currie. The award of the 100,000 shares of the Registrant's unregistered common stock to Currie was made outside of the Registrant's 2004 Long-Term Incentive Plan in accordance with NASDAQ Marketplace Rule 4350(i)(1)(A)(iv).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ Steven E. Fivel
                                            ------------------------------------
                                            Steven E. Fivel
                                            Executive Vice President and
                                            General Counsel

Date:  March 1, 2006